Exhibit 99.2 Schlumberger to Contribute OneStim to Liberty September 1, 2020Exhibit 99.2 Schlumberger to Contribute OneStim to Liberty September 1, 2020

Liberty: A Premier North American Frac Service Provider

A Combination That Offers Compelling Value Creation

LIBERTY + Schlumberger OneStim

SUPERIOR RETURNS

Liberty's proven performance across cycles with 27% average CROCI[1] driven by accretive investment in downcycles and balance sheet strength, with full exposure to upside

TECHNOLOGY

Innovative engineering and technology solutions and over 500 patents together increase E&P operator efficiencies, improve E&P well costs per BOE and increase Liberty returns

CULTURE & PRINCIPLES

Relentless pursuit of excellence through innovation, individual empowerment and a full suite of technology to drive efficiency and support deep customer relationships

ESG: RAISING THE BAR

Rigorous design, analysis and implementation of next generation practices and equipment coupled with automation advancements support operator sustainable development and emission reduction goals

(1) Cash Return on Capital Invested (CROCI) defined as the ratio of adjusted EBITDA to average Gross Capital Invested (Total Assets plus Accumulated Depreciation less Non-Interest Bearing Current Liabilities); CROCI of 27% represents the 2012-2019 average.

2 LIBERTY

A Transformational Combination: Technology, Integration & Scale

An Unrivaled Pureplay Frac Service Provider

Liberty Pro Forma

$5.2B 2019 Revenue	**$664MM** 2019 Adjusted EBITDA(1)
3rd Largest North American Oilfield Service Company	**~500** Issued & Pending Patents(2)
2.5MM HHP Available for Service(3) *+ 1.25MM Maintenance Support*	**0.0x** Financial Leverage(4)
60 Pumpdown Perforating Wireline Units	**8MM TPA** Permian Sand Mine Capacity

Operational Footprint



Liberty Basin
Schlumberger OneStim Basin
Overlapping Operations
Alberta, Canada
Northeast

(1) Adjusted EBITDA includes Day One synergies of $125MM; please refer to page 20. Given the significant impact of Covid-19 on commodity prices experienced in the second quarter of 2020 the effects of which continue to affect drilling and completion activity in the oil and gas industry, 2019 EBITDA is provided as a relative performance metric and does not represent expected 2020 financial performance for either Liberty or the assets to be acquired from Schlumberger.

(2) Includes transferred and licensed patents.

(3) Available for Service horsepower requires immaterial capital expenditures for deployment. Available for Service does not include Maintenance Support horsepower; please refer to page 19.

(4) Financial leverage is defined as Net Debt to Adjusted EBITDA.

3 LIBERTY

Transaction Terms

Aligned with Liberty's Strategic Priorities

Acquisition	■ Liberty announced an agreement to acquire Schlumberger's North American pressure pumping business (OneStim™) □ Assets include frac equipment, pumpdown perforating wireline business, and Permian sand mining business units as well as an extensive technology portfolio and significant owned real estate footprint
Transaction Consideration	■ 66.3MM Class A shares or $448MM[1] in an all-stock transaction assuming cash-free, debt-free balance sheet at closing ■ Includes minimum working capital requirements
Pro Forma Ownership	■ Transaction represents 37% pro forma ownership for Schlumberger ■ OneStim assets and selected liabilities will be contributed to newly created subsidiaries of Schlumberger which will be acquired by Liberty
Financial Impact & Synergies	■ Accretive on relevant 2019 pro forma metrics ■ Day One synergies of $125MM anticipated from a reduction in Schlumberger OneStim corporate overhead[2] ■ Significant anticipated incremental synergies
Structure	■ Liberty will continue to be led by current management team ■ Liberty Board of Directors to include two directors designated by Schlumberger
Conditions & Timing	■ Customary regulatory approvals and closing conditions ■ Subject to Liberty shareholder approval ■ Targeted to close in the fourth quarter of 2020

(1) 66.3MM shares valued at $6.76 per share based on a 20-day volume weighted average price as of market close August 28, 2020
(2) Please refer to page 20.

4 LIBERTY

Schlumberger OneStim Snapshot

Historically 2nd Largest Frac Company in North America

Technology leader in pressure pumping for over

60+ years

Intellectual property portfolio

400+ patents(1)

2019 Financials Snapshot

Revenue

$3.2B

Adjusted EBITDA

$277MM

Includes $110MM of Schlumberger corporate overhead expense & gain on disposal of assets

Diversification: Broad Synergistic Geographic and Customer Profile



Real Estate Footprint

20 Owned Facilities

Hydraulic Horsepower

Available for Service	1.25MM
Maintenance Support(2) *Capacity Removed from Market*	1.25MM
Permanently Retired *Capacity Removed from Market*	1.00MM

Pumpdown Perforating Wireline

60 Units

Permian Sand Mine Capacity

8MM TPA

Technology Highlights

- Extensive Downhole Fracturing Technology
- Automated Equipment Controls
- Electric Backside

(1) Includes transferred and licensed patents.
(2) Represents Liberty integration plan to use 1.25MM towards Libertization of active fleets and maintenance cost reduction; please refer to page 20.

5 LIBERTY

Achieving Scale

A Transformative Transaction that Sets Liberty Apart

2019 Liberty		2019 Liberty Pro Forma
$2.0B	REVENUE	$5.2B
$277MM	ADJUSTED EBITDA	$664MM(2)
9%	MARKET SHARE(1)	22%
Net Cash	FINANCIAL LEVERAGE	Net Cash
1.25MM HHP	AVAILABLE FOR SERVICE HORSEPOWER	2.50MM HHP
N/A	MAINTENANCE SUPPORT HORSEPOWER	1.25MM HHP(3)
N/A	PUMPDOWN PERFORATING WIRELINE	60 PDP Units
N/A	SAND MINE CAPACITY	8MM TPA
50+ Patents	INTELLECTUAL PROPERTY PATENTS(4)	~500 Patents
6 Basins	OIL & GAS BASINS	10 Basins

(1) Market share based on 2019 sand volume pumped from IHS Markit data and internal reports.
(2) Adjusted EBITDA includes Day One synergies of $125MM; please refer to page 20.
(3) Represents Liberty integration plan to use 1.25MM towards Libertization of active fleets and maintenance cost reduction; please refer to page 20.
(4) Includes transferred and licensed patents.

6 LIBERTY

Accretive on 2019 Pro Forma Metrics

Disciplined Investment Drives Returns

Revenue Per Share[1]


$30
$20
$10
$0
$17
$29
Liberty
Liberty Pro Forma

Adjusted EBITDA Per Share[1][2]


$4.00
$2.00
$0.00
$2.39
$3.64
Liberty
Liberty Pro Forma

Free Cash Flow Per Share[1][3]


$3.00
$2.00
$1.00
$0.00
$0.57
$2.08
Liberty
Liberty Pro Forma

(1) Shares assumed include: 1) Liberty fully diluted shares outstanding of 115.9MM, including potentially dilutive restricted stock units, as of August 28, 2020 and 2) Liberty Pro Forma shares of 182.3MM, which include Liberty shares plus 66.3MM shares to be issued for the transaction consideration.
(2) Adjusted EBITDA includes Day One synergies of $125MM; please refer to page 20.
(3) Free cash flow defined as cash flow from operations less capital expenditures

7 LIBERTY

Strategic Acquisitions

Liberty's Proven Track Record of Disciplined Growth & Returns Through Cycles

2016: Sanjel

- *Positioned Liberty for next wave of growth*
- *Added Texas geographic exposure*

2018: ST9

- *Increased control of supply chain*
- *Added innovative technology for Next Gen fleets*

2020: Schlumberger OneStim

- *Establishes premier completions provider in North America*



U.S. Land Rig Count(1)
2,000
1,500
1,000
500
0
Liberty Active Frac Fleets
30
20
10
0
PANDEMIC
Q1'12
Q3'12
Q1'13
Q3'13
Q1'14
Q3'14
Q1'15
Q3'15
Q1'16
Q3'16
Q1'17
Q3'17
Q1'18
Q3'18
Q1'19
Q3'19
Q1'20
Q3'20

(1) Baker Hughes; Q3'20 U.S. land rig count average through August 28, 2020

8 LIBERTY

Liberty's Unmatched Track Record of Attractive Returns

Proven Steward of Capital in the Energy Sector

Strategic Priorities

1. Disciplined Growth
2. High Rates of Return
3. Balance Sheet Strength
4. Unmatched Innovation
5. Long-term Partnerships



Liberty Cash Return on Capital Invested(1) (CROCI)
45%
35%
25%
15%
5%
0%
47%
19%
29%
14%
(1%)
44%
43%
20%
2012
2013
2014
2015
2016
2017
2018
2019
27% LBRT Average
17% S&P 500(2) Average
11% OSX Average

(1) Cash Return on Capital Invested (CROCI) defined as the ratio of Adjusted EBITDA to average Gross Capital Invested (Total Assets plus Accumulated Depreciation less Non-Interest Bearing Current Liabilities).
(2) S&P 500 average for the 2012-2019 period exclusive of Financials and Real Estate constituents. Source: Tudor Pickering & Holt & Bloomberg data as of August 28, 2020.

9 LIBERTY

A Powerful Completion Services Platform

Customer Perception: Bringing Together The Best

- Safety
- Service Quality
- Efficiency
- ESG
- Innovation
- Technology

Kimberlite Frac Performance Perception



Value Disadvantaged Provider
Premium Service Provider
Schlumberger
OneStim
Discounted Service Provider
Value Advantaged Provider
HIGH
PERCEIVED PRICING
LOW
WORSE
SUPPLIER PERFORMANCE
BETTER

Source: Kimberlite International Oilfield Research, "September 2019 Hydraulic Fracturing Supplier Performance Report".

2019 Market Share

22% Liberty pro forma market share(1)

#2 Largest frac company pro forma

2020 Technology Leaders(2)

#1 Liberty

#3 Schlumberger OneStim

(1) Market share based on 2019 sand volume pumped from IHS Markit data and internal reports.
(2) Rankings based on E&P operators that believe frac services are not commoditized from Kimberlite International Oilfield Research

10 LIBERTY

Improving Customer $/BOE Drives Liberty Returns

Synergistic Technology Offerings

Leader in **TECHNOLOGY** | Leader in **ESG** | Leader in **CULTURE** | Leader in **RETURNS**



VALUE
ACTION
KNOWLEDGE
DATA



Field Studies

FracTrends
LibertyMVA
Petrophysical
Knowledge



Frac Design

Perforation Placement and Design
Calibrated Frac Modeling
Kinetix™ Frac

LBRT - SLB

Technology Alliance

Digital platform, subsurface expertise, downhole completions equipment, and frac trees and flowback technology

Frac R_x

Customized Fluid Systems
HVFR Produced Water Solutions
Conductivity Testing Database





Production & Economics

Fraconomics™
Integrated Frac & Production Modeling
WellWatch™ Well Spacing Evaluation
Kinetix™ Shale

Real-Time Analysis

DFIT Analysis
WellWatch™ Real-Time Monitoring
BroadBand™ Diverter Technology

(1) Kinetix™ and BroadBand™ Shield are Schlumberger trademarks and products

11 LIBERTY

Bringing Advanced Technologies to Optimize $/BOE

Tech Highlight: Implement Frac Design Changes in Real-Time

Leader in **TECHNOLOGY** | *Leader in* **ESG** | *Leader in* **CULTURE** | *Leader in* **RETURNS**


WellWatch Analysis Tool
Overview Well Treating Pressure and Offset Well Pressures
Well Treating Pressure and Offset Well Pressures
Well Depth & Distance (End-On View)
Date/Time
Date/Time

WellWatch[TM]

- Off-pad well pressure data brought directly to the data van
- Operators use information to optimize fracs, maximize production and minimize interference

Fracture Diverter Technology

- **BroadBand[TM] Shield[(1)]**: fracture geometry control
- Minimize frac hits, avoid undesirable zones and maximize oil recovery



(1) BroadBand[TM] Shield is a Schlumberger trademark and product

12 LIBERTY

Next Generation Field Operations & Equipment

Driving Improvement with Advanced Equipment & Controls on Location

Leader in TECHNOLOGY | Leader in ESG | Leader in CULTURE | Leader in RETURNS

Next Generation Equipment

- Tier 4 dual fuel
- digiFrac™: ST9 electric frac pump
- Proven electric backside solution
- Quiet Fleet™ technology

Proprietary Control Systems

- Enhanced automation on location
  - Pumpdown, pressure testing, proppant delivery, backside operations and rate and pressure control
- Optimized operation of assets
  - Reduce emissions footprint
  - Extend life of major components

Equipment Monitoring

- Continuous equipment monitoring (local & remote) and anomaly detection platform
- Predictive analytics optimizing R&M and maximizing efficiency
- Enhanced reliability and total cost of ownership maintenance approach

Pump Design & Manufacturing

- Internal engineering and manufacturing capability for all pump components
- Rapid innovation cycle with immediate field-level operations feedback

13 LIBERTY

Vertical Integration

Capturing Margin & Creating A Competitive Advantage

Leader in **TECHNOLOGY** | Leader in **ESG** | Leader in **CULTURE** | Leader in **RETURNS**

Capital Light Manufacturing

Pumps: Largest Maintenance & NPT Cost

Enhanced capabilities for design and build-out of Next Gen fleets

- *ST9: internal engineering of Next Gen technology*
- *In-house manufacturing of power and fluid ends*
- *Integrated maintenance and manufacturing reduces costs*

Frac Sand Mining & Logistics

Sand: Largest Consumable Cost of Completions

In-house frac sand provides optionality on long-term sand prices

- *Top buyer of frac sand*
- *Two Permian sand mines offer improved supply chain control*
- *Enhanced software capabilities for logistics optimization*

Pumpdown Perforating Wireline

Wireline: Leading Cause of Frac Delays

Natural integration with frac

- *Higher efficiency*
- *Enhances frac optimization*

14 LIBERTY

ESG: An Unrivaled Commitment to Environmental Progress

Performance with Purpose: Business Strategy Advances Industry ESG Efforts

Leader in **TECHNOLOGY** | Leader in **ESG** | Leader in **CULTURE** | Leader in **RETURNS**

2012
Slickwater Design
Increasing Bakken oil productivity by 50%

2013
Dual Fuel
Liberty's first dual fuel fleet reduces emissions

2014
Containerized Sand
Reduces dust, noise and truck traffic

2015
Spirit
Fluid system places proppant cheaper and cleaner

2016
Quiet Fleet™
Liberty introduces Quiet Fleet™ technology

2018
Tier IV DGB CAT Field Test Partnership
Step change in emissions reduction

2020
Next Gen Frac Fleet White Paper
ESG profile quantified for Next Gen fleets

2020
Tier IV DGB
Fleets deployed

2020
Schlumberger OneStim
Proprietary controls, novel software, fleet automation

2021
digiFrac™
Electric fleet launch

15 LIBERTY

ESG: Social Engagement at the Core of Our DNA

The Liberty to Pursue Your Dreams

Leader in TECHNOLOGY | Leader in ESG | Leader in CULTURE | Leader in RETURNS

Our efforts evolved from our name, Liberty. We believe in human liberty. Everyone should have the opportunity and freedom to follow their dreams. We focus on three core areas:

EDUCATION

VETERAN/MILITARY SERVICES

ALLEVIATING POVERTY

We are committed to our communities through partnerships with multiple organizations, including:

- *ACE Scholarships:* 104 scholarships provided
- *The Liberty Scholars:* 20 scholarships to first generation college students at Montana Tech.
- *Power Lunch*: 800+ hours spent reading with their 3rd grade buddies
- *Habitat for Humanity:* 5 houses built across the U.S.
- *Criminal Justice Reform:* Adoption of *Ban the Box* policies, 2.6% of Liberty workforce were formerly incarcerated.
- *And Many More!*







16 LIBERTY

ESG: Governance in Focus

Liberty Team Aligned with Shareholders Since its Founding

Leader in TECHNOLOGY | Leader in ESG | Leader in CULTURE | Leader in RETURNS

Executive Team

Founders and Owners
=
Alignment

ZERO
Executive Team Turnover in Company History

Low Employee Turnover

Executive Compensation Aligned with Shareholders

ROCE, EPS

503
Employee Owners

Industry Leading Safety Record

ROBUST INDEPENDENT BOARD OVERSIGHT



William Kimble
Former Managing Partner of KPMG
LBRT Lead Director
LBRT Audit Committee Chair



Gale Norton
Former U.S. Secretary of the Interior
Former Colorado Attorney General
LBRT Governance Committee Chair



Peter Dea
Chairman of Ovintiv
LBRT Compensation Committee Chair

17 LIBERTY

A Culture of Collaboration Drives Results

Safety, Service Quality, Efficiency & Technology

Leader in TECHNOLOGY | Leader in ESG | Leader in CULTURE | Leader in RETURNS

LIBERTY CULTURE

High Expectations	Treat People Right	Empower Employees
Innovation-Based Culture	Common Sense Safety Culture	Low Turnover

Best-in-Class Efficiency[1]



Monthly Frac Stages Per Fleet
200
100
212
141
Liberty
Peer Median



(1) Monthly stages per fleet as measured based on Q1'20 data from Coras Research, LLC.

18 LIBERTY

Significant Upside Beyond Frac Assets

Growth & Scale in the Asset Base

Leader in **TECHNOLOGY** | Leader in **ESG** | Leader in **CULTURE** | Leader in **RETURNS**

Frac Assets Acquired

Expanding our asset base and right-sizing the market



Available for Service
Maintenance Support
Permanently Retired
HHP (MM)
4.00
2.00
0.00
CAPACITY REMOVED FROM MARKET
1.25
1.00
1.25
2.50
Liberty
Liberty Pro Forma
Permanently Retired and Removed from Market
Equipment to Support Libertization & Homogenization of Fleets
Reduction of Maintenance Capital Expenditures
Transaction Doubles Liberty Available for Service HHP

Other Assets

8MM TPA Nameplate Capacity	PERMIAN SAND MINING
60 Wireline Units	PUMPDOWN PERFORATING EQUIPMENT
400+ Patents(1)	INTELLECTUAL PROPERTY PORTFOLIO
20 Facilities	OWNED REAL ESTATE
1.25 HHP Liberty Integration Plan for Libertization & Maintenance Cost Reduction	MAINTENANCE SUPPORT EQUIPMENT

(1) Includes transferred and licensed patents.

19 LIBERTY

A Plan Forward: Opportunities Abound

Execution in Focus

Leader in TECHNOLOGY | Leader in ESG | Leader in CULTURE | Leader in RETURNS

Day One Synergies

- $125MM reduction in Schlumberger OneStim corporate overhead
  - *Represents one-year Schlumberger OneStim corporate G&A expenses & other cost allocation*

Operational Efficiencies

- Less NPT enables profitability improvement
  - *Pumpdown perforating wireline*
- Fleet automation and enhanced equipment status monitoring

Supply Chain

- Vertical integration provides increased control
- Capturing margin with economies of scale
- Access to Schlumberger manufacturing technology

Minimal Customer Overlap

- Complementary mix of top tier E&P customers with strong balance sheets and high-quality assets
- Expanded geographic footprint & basin diversity

Capital Expenditures

- Additional 1.25MM HHP acquired reduces future Libertization & maintenance costs on active fleets
- ST9 technology deployment across combined asset base

Revenue

- Technology
- Service expansion
- Pumpdown perforating wireline
- Sand

20 LIBERTY

Value Creation: Aligning Our Strategy to Business Realities

Significant Cash Flows Even in a Modest Cyclical Recovery

Leader in TECHNOLOGY | Leader in ESG | Leader in CULTURE | Leader in RETURNS

Historical Liberty Adjusted EBITDA Per Fleet


($MM)
$20
$10
$0
$19
$21
$12
$17MM
Average
2017
2018
2019

Historical Combined Market Share[1]


20%
10%
-
17%
22%
22%
20%
Average
2017
2018
2019

Significant Cash Flow Potential

200 to 250 Fleets

Industry Demand at Flat to Modest Production Growth[2]

~20%

Historical Pro Forma Market Share Average

40 to 50 Fleets

Active Mid-Cycle Pro Forma

$$$

Attractive Free Cash Flow

(1) Market share based on 2019 sand volume pumped from IHS Markit data and internal reports.
(2) Frac fleet demand in North America; assumes flat production with projected year end 2020 production exit rate.

21 LIBERTY

Scale & Balance Sheet Strength ➡ INVESTABLE

Creating the 3rd Largest North American Oilfield Service Company

Leader in TECHNOLOGY | Leader in ESG | Leader in CULTURE | Leader in RETURNS

North American Oilfield Services Revenue ($B)(1)



HALLIBURTON $11.9
Schlumberger Stand Alone $7.6
Pro Forma $5.2
Baker Hughes $4.6
NOV $3.4
TechnipFMC $3.3
NexTier $3.0
ChampionX $2.5
HP $2.5
PATTERSON-UTI $2.5
PROPETRO $2.1
NABORS $1.7
Weatherford $1.6

Financial Leverage(2)



Pro Forma Net Cash
HP Net Cash
PROPETRO Net Cash
NexTier 0.0x
NOV 0.7x
Baker Hughes 0.9x
ChampionX 1.3x
PATTERSON-UTI 2.0x
TechnipFMC 2.3x
HALLIBURTON 2.5x
Schlumberger 2.5x
Weatherford 2.7x
NABORS 3.7x

Source: Tudor Pickering & Holt, Company Filings, Wall Street Research

Note: ChampionX is pro forma for the merger with Apergy; Nextier is pro forma for the merger with C&J and sale of the Well Support Services segment. TechnipFMC net debt inclusive of net contract liabilities.

(1) Based on 2019 revenue for NAM operations. Peer companies represent publicly traded oilfield service companies with NAM revenue >$1.5B. Baker Hughes revenue for disclosed Oilfield Service segment NAM revenue.

(2) Net debt / Q2'20 LTM EBITDA. Peer companies represent publicly traded oilfield service companies with NAM revenue >$1.5B.

22 LIBERTY

A Transformational Combination at the Right Time

Compelling Investment Rationale

INCREASED SCALE & TECHNOLOGY
Complementary Assets & Services

VERTICAL INTEGRATION
Capturing Margin & Improving Returns

DIVERSIFICATION
Geographic Expansion

VALUE CREATION
Accretive on 2019 Pro Forma Metrics

GROWTH WITH NO LEVERAGE
Strong Balance Sheet with Net Cash (No Net Debt)

SIGNIFICANT FREE CASH FLOW POTENTIAL

LIBERTY + Schlumberger OneStim

23 LIBERTY

Important Disclosures FORWARD LOOKING STATEMENTS The information in this presentation includes “forward-looking statements”. All statements, other than statements of historical fact included in this presentation regarding Liberty Oilfield Services Inc.’s (“Liberty” or the “Company”) expectations regarding the expected financial condition and synergies expelled from the acquisition from Schlumberger as well as statements regarding strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this presentation, the words “could”, “believe”, “anticipate”, “intend”, “estimate”, “expect”, “project” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about anticipated benefits of the acquisition from Schlumberger and other future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Liberty disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation. Liberty cautions you that these forward-looking statements are subject to all of the risks and uncertainties incident to significant acquisitions as well as incidental to hydraulic fracturing services, most of which are difficult to predict and many of which are beyond its control. These risks include, but are not limited to, less than anticipated synergies, difficulties, a decline in demand for the Company’s services, capital spending by the oil and natural gas industry, hydrocarbon price volatility, competition within our service industry, reliance on a limited number of suppliers, environmental risks, regulatory changes, the inability to comply with the financial and other covenants and metrics in the Company’s credit facilities, cash flow and access to capital and the timing of capital expenditures. Should one or more of the risks or uncertainties described in this presentation occur, or should underlying assumptions prove incorrect, Liberty’s actual results and plans could differ materially from those expressed in any forward-looking statements. INDUSTRY AND MARKET DATA This presentation has been prepared by Liberty and includes market data and other statistical information from sources believed by Liberty to be reliable, including independent industry publications, government publications or other published independent sources. Some data are also based on Liberty’s good faith estimates, which are derived from its review of internal sources as well as the independent sources described above. Although Liberty believes these sources are reliable, it has not independently verified the information and cannot guarantee its accuracy and completeness. EBITDA AND ADJUSTED EBITDA Liberty uses EBITDA and Adjusted EBITDA, financial measures that are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”), in this presentation. EBITDA and Adjusted EBITDA are used as supplemental non- GAAP financial measures by Liberty’s management and by external users of Liberty’s financial statements, such as industry analysts, investors, lenders and rating agencies. In addition, this presentation presents 2019 EBITDA associated with the business to be acquired from Schlumberger as adjusted for anticipated synergies in integration. Liberty believes EBITDA and Adjusted EBITDA are useful to external users of its consolidated and combined financial statements, such as industry analysts, investors, lenders and rating agencies because it allows them to compare its operating performance on a consistent basis across periods by removing the effects of capital structure (such as varying levels of interest expense), asset base (such as depreciation and amortization) and other items that impact the comparability of financial results from period to period. Liberty management believes EBITDA and Adjusted EBITDA provide useful information regarding the factors and trends affecting its business in addition to measures calculated under GAAP. Liberty defines EBITDA as net income (loss) before interest expense, income taxes, depreciation and amortization. Liberty defines Adjusted EBITDA as EBITDA adjusted to eliminate the effects of items such as new fleet or new basin start-up costs, costs of asset acquisitions, gain or loss on the disposal of assets, asset impairment charges, bad debt reserves and non-recurring expenses that management does not consider in assessing ongoing performance. Liberty excludes the foregoing items from net income (loss) in arriving at Adjusted EBITDA because these amounts can vary substantially from company to company within its industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. Certain items excluded from Adjusted EBITDA are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax structure, as well as historic costs of depreciable assets, none of which are components of Adjusted EBITDA. Adjusted EBITDA is not a measure of net income (loss) or net cash provided by operating activities as determined by GAAP. Adjusted EBITDA should not be considered an alternative to net income, net cash provided by operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP. You should not consider Adjusted EBITDA in isolation or as a substitute for an analysis of Liberty’s results as reported under GAAP. Because Adjusted EBITDA may be defined differently by other companies in Liberty’s industry, Liberty’s computations of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies, thereby diminishing its utility. ADDITIONAL INFORMATION AND WHERE TO FIND IT In connection with the proposed transaction Liberty Oilfield Services Inc. (“Liberty”) will file a proxy statement and other materials with the Securities and Exchange Commission (“SEC”). In addition, Liberty may also file other relevant documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and stockholders may obtain a free copy of the proxy statement (when available) and other documents filed by Liberty at its website, www.libertyfrac.com, or at the SEC’s website, www.sec.gov. The proxy statement and other relevant documents may also be obtained for free from Liberty by directing such request to Liberty, to the attention of Investor Relations, 950 17th Street, Suite 2400 Denver, Colorado 80202. PARTICIPANTS IN THE SOLICITATION Liberty and its respective directors, executive officers and certain other employees may be deemed to be participants in the solicitation of proxies from Liberty’s stockholders in connection with the proposed transaction. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Liberty’s directors and executive officers by reading Liberty’s definitive proxy statement on Schedule 14A, which was filed with the SEC on March 10, 2020. Additional information regarding potential participants in such proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement and other relevant materials filed with the SEC in connection with the proposed transaction when they become available. 24Important Disclosures FORWARD LOOKING STATEMENTS The information in this presentation includes “forward-looking statements”. All statements, other than statements of historical fact included in this presentation regarding Liberty Oilfield Services Inc.’s (“Liberty” or the “Company”) expectations regarding the expected financial condition and synergies expelled from the acquisition from Schlumberger as well as statements regarding strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this presentation, the words “could”, “believe”, “anticipate”, “intend”, “estimate”, “expect”, “project” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about anticipated benefits of the acquisition from Schlumberger and other future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Liberty disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation. Liberty cautions you that these forward-looking statements are subject to all of the risks and uncertainties incident to significant acquisitions as well as incidental to hydraulic fracturing services, most of which are difficult to predict and many of which are beyond its control. These risks include, but are not limited to, less than anticipated synergies, difficulties, a decline in demand for the Company’s services, capital spending by the oil and natural gas industry, hydrocarbon price volatility, competition within our service industry, reliance on a limited number of suppliers, environmental risks, regulatory changes, the inability to comply with the financial and other covenants and metrics in the Company’s credit facilities, cash flow and access to capital and the timing of capital expenditures. Should one or more of the risks or uncertainties described in this presentation occur, or should underlying assumptions prove incorrect, Liberty’s actual results and plans could differ materially from those expressed in any forward-looking statements. INDUSTRY AND MARKET DATA This presentation has been prepared by Liberty and includes market data and other statistical information from sources believed by Liberty to be reliable, including independent industry publications, government publications or other published independent sources. Some data are also based on Liberty’s good faith estimates, which are derived from its review of internal sources as well as the independent sources described above. Although Liberty believes these sources are reliable, it has not independently verified the information and cannot guarantee its accuracy and completeness. EBITDA AND ADJUSTED EBITDA Liberty uses EBITDA and Adjusted EBITDA, financial measures that are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”), in this presentation. EBITDA and Adjusted EBITDA are used as supplemental non- GAAP financial measures by Liberty’s management and by external users of Liberty’s financial statements, such as industry analysts, investors, lenders and rating agencies. In addition, this presentation presents 2019 EBITDA associated with the business to be acquired from Schlumberger as adjusted for anticipated synergies in integration. Liberty believes EBITDA and Adjusted EBITDA are useful to external users of its consolidated and combined financial statements, such as industry analysts, investors, lenders and rating agencies because it allows them to compare its operating performance on a consistent basis across periods by removing the effects of capital structure (such as varying levels of interest expense), asset base (such as depreciation and amortization) and other items that impact the comparability of financial results from period to period. Liberty management believes EBITDA and Adjusted EBITDA provide useful information regarding the factors and trends affecting its business in addition to measures calculated under GAAP. Liberty defines EBITDA as net income (loss) before interest expense, income taxes, depreciation and amortization. Liberty defines Adjusted EBITDA as EBITDA adjusted to eliminate the effects of items such as new fleet or new basin start-up costs, costs of asset acquisitions, gain or loss on the disposal of assets, asset impairment charges, bad debt reserves and non-recurring expenses that management does not consider in assessing ongoing performance. Liberty excludes the foregoing items from net income (loss) in arriving at Adjusted EBITDA because these amounts can vary substantially from company to company within its industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. Certain items excluded from Adjusted EBITDA are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax structure, as well as historic costs of depreciable assets, none of which are components of Adjusted EBITDA. Adjusted EBITDA is not a measure of net income (loss) or net cash provided by operating activities as determined by GAAP. Adjusted EBITDA should not be considered an alternative to net income, net cash provided by operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP. You should not consider Adjusted EBITDA in isolation or as a substitute for an analysis of Liberty’s results as reported under GAAP. Because Adjusted EBITDA may be defined differently by other companies in Liberty’s industry, Liberty’s computations of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies, thereby diminishing its utility. ADDITIONAL INFORMATION AND WHERE TO FIND IT In connection with the proposed transaction Liberty Oilfield Services Inc. (“Liberty”) will file a proxy statement and other materials with the Securities and Exchange Commission (“SEC”). In addition, Liberty may also file other relevant documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and stockholders may obtain a free copy of the proxy statement (when available) and other documents filed by Liberty at its website, www.libertyfrac.com, or at the SEC’s website, www.sec.gov. The proxy statement and other relevant documents may also be obtained for free from Liberty by directing such request to Liberty, to the attention of Investor Relations, 950 17th Street, Suite 2400 Denver, Colorado 80202. PARTICIPANTS IN THE SOLICITATION Liberty and its respective directors, executive officers and certain other employees may be deemed to be participants in the solicitation of proxies from Liberty’s stockholders in connection with the proposed transaction. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Liberty’s directors and executive officers by reading Liberty’s definitive proxy statement on Schedule 14A, which was filed with the SEC on March 10, 2020. Additional information regarding potential participants in such proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement and other relevant materials filed with the SEC in connection with the proposed transaction when they become available. 24